Exhibit 4.11

[ ] ASSIGNMENT OF AVAILABILITY AGREEMENT, CONSENT AND AGREEMENT

This [ ] Assignment of Availability Agreement, Consent and Agreement (hereinafter referred to as "this Assignment"), dated as of [ ], 20[ ], is made by and among System Energy Resources, Inc. (the "Company"), Entergy Arkansas, Inc., ("Entergy Arkansas") (successor in interest to Arkansas Power & Light Company and Arkansas-Missouri Power Company ("Ark-Mo")), Entergy Louisiana, LLC ("Entergy Louisiana"), Entergy Mississippi, Inc. ("Entergy Mississippi"), and Entergy New Orleans, Inc. ("Entergy New Orleans") (hereinafter Entergy Arkansas, Entergy Louisiana, Entergy Mississippi and Entergy New Orleans are called individually a "System Operating Company" and collectively, the "System Operating Companies"), and The Bank of New York Mellon (formerly The Bank of New York, successor to United States Trust Company of New York), as trustee (hereinafter called the "Corporate Trustee").

WHEREAS:

A. Entergy Corporation (successor to Middle South Utilities, Inc.) ("Entergy") owns all of the outstanding common stock of the Company and each of the System Operating Companies, and the Company has a 90% undivided ownership and leasehold interest in Unit No. 1 of the Grand Gulf Steam Electric Generating Station (nuclear) project (the "Project") (more fully described in the "Indenture" hereinafter referred to).

B. Prior hereto, (i) the Company, Manufacturers Hanover Trust Company, as agent for certain banks (the "Domestic Agent"), and said banks entered into an Amended and Restated Bank Loan Agreement dated as of June 30, 1977 (the "Amended and Restated Agreement"), the First Amendment thereto dated as of March 20, 1980 (the "First Bank Loan Amendment"), the Second Amended and Restated Bank Loan Agreement dated as of June 15, 1981 as amended by the First Amendment dated as of February 5, 1982 (as so amended, the "Second Amended and Restated Bank Loan Agreement"), and the Second Amendment of the Second Amended and Restated Bank Loan Agreement, dated as of June 30, 1983 as further amended by the Third Amendment thereto dated as of December 30, 1983 and the Fourth Amendment thereto dated as of June 28, 1984 (as so further amended, the "Second Bank Loan Second Amendment"); (ii) the banks party to the Amended and Restated Agreement made loans to the Company in the aggregate principal amount of $565,000,000 and pursuant to the First Assignment of Availability Agreement, Consent and Agreement (substantially in the form of this Assignment) dated as of June 30, 1977, among the Company, the System Operating Companies, Ark-Mo and the Domestic Agent (the "First Assignment of Availability Agreement"), the Company assigned to the Domestic Agent (for the benefit of such banks), as collateral security for the above loans, certain of the Company's rights under an Availability Agreement dated as of June 21, 1974, as amended by the First Amendment thereto dated as of June 30, 1977 (the "Original Availability Agreement") among the Company, the System Operating Companies and Ark-Mo; (iii) the First Bank Loan Amendment, among other things, increased the amount of the loans to be made by the banks party thereto to $808,000,000 and pursuant to the Fourth Assignment of Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment), dated as of March 20, 1980 (the "Fourth Assignment of Availability Agreement"), the Company's same rights under the Original Availability Agreement were further assigned as collateral security for the loans made under the Amended and Restated Agreement as amended by the First Bank Loan Amendment; (iv) the Second Amended and Restated Bank Loan Agreement provided, among other things, for (a) the making of revolving credit loans by the banks named therein to the Company from time to time in an aggregate amount not in excess of $1,311,000,000 at any one time outstanding, and (b) the making of a term loan by said banks in an aggregate amount not to exceed $1,311,000,000, and pursuant to the Fifth Assignment of Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment) dated as of June 15, 1981 (the "Fifth Assignment of Availability Agreement"), the Company's same rights under the Original Availability Agreement, as amended by the Second Amendment thereto dated June 15, 1981, were further assigned as collateral security for the loans made under the Second Amended and Restated Bank Loan Agreement; and (v) the Second Bank Loan Second Amendment, among other things, increased the amount of the loans to be made by the banks party thereto to $1,711,000,000 and pursuant to the Eighth Assignment of Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment) dated as of June 30, 1983 (the "Eighth Assignment of Availability Agreement"), the Company's same rights under the Original Availability Agreement, as amended by the Second Amendment thereto dated June 15, 1981, were further assigned as collateral security for the loans made under the Second Amended and Restated Bank Loan Agreement, as amended by the Second Bank Loan Second Amendment.

C. Prior hereto, (i) the Company, the System Operating Companies, Ark-Mo, the Corporate Trustee and Malcolm J. Hood (Gerard F. Ganey and Douglas J. MacInnes, successors), as Individual Trustee, now resigned (together with the Corporate Trustee referred to herein as the "Trustees"), as trustees for the holders of $400,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 9.25% Series due 1989 (the "First Series Bonds") issued under a Mortgage and Deed of Trust dated as of June 15, 1977 among the Company and the Trustees (the "Mortgage"), as supplemented by a First Supplemental Indenture dated as of June 15, 1977 among the Company and the Trustees (the Mortgage as so supplemented and as supplemented by a Second Supplemental Indenture dated as of January 1, 1980, a Third Supplemental Indenture dated as of June 15, 1981, a Fourth Supplemental Indenture dated as of June 1, 1984, a Fifth Supplemental Indenture dated as of December 1, 1984, a Sixth Supplemental Indenture dated as of May 1, 1985, a Seventh Supplemental Indenture dated as of June 15, 1985, an Eighth Supplemental Indenture dated as of May 1, 1986, a Ninth Supplemental Indenture dated as of May 1, 1986, a Tenth Supplemental Indenture dated as of September 1, 1986, an Eleventh Supplemental Indenture dated as of September 1, 1986, a Twelfth Supplemental Indenture dated as of September 1, 1986, a Thirteenth Supplemental Indenture dated as of November 15, 1987, a Fourteenth Supplemental Indenture dated as of December 1, 1987, a Fifteenth Supplemental Indenture dated as of July 1, 1992, a Sixteenth Supplemental Indenture dated as of October 1, 1992, a Seventeenth Supplemental Indenture dated as of October 1, 1992, an Eighteenth Supplemental Indenture dated as of April 1, 1993, a Nineteenth Supplemental Indenture dated as of April 1, 1994, a Twentieth Supplemental Indenture dated as of August 1, 1996, a Twenty-first Supplemental Indenture dated as of August 1, 1996, a Twenty-second Supplemental Indenture dated as of September 1, 2002 and a Twenty-third Supplemental Indenture dated as of September 1, 2007 and as the same may from time to time hereafter be amended and supplemented in accordance with its terms, being hereinafter called the "Indenture"), entered into the Second Assignment of Availability Agreement, Consent and Agreement dated as of June 30, 1977 (the "Second Assignment of Availability Agreement") (substantially in the form of this Assignment) to secure the First Series Bonds; (ii) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $98,500,000 aggregate principal amount of the Company's First Mortgage Bonds, 12.50% Series due 2000 (the "Second Series Bonds") issued under the Mortgage, as supplemented by a Second Supplemental Indenture, dated as of January 1, 1980 among the Company and the Trustees, entered into the Third Assignment of Availability Agreement, Consent and Agreement dated as of January 1, 1980 (the "Third Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Second Series Bonds; (iii) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $300,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 16% Series due 2000 (the "Third Series Bonds") issued under the Mortgage, as supplemented by a Fifth Supplemental Indenture dated as of December 1, 1984 among the Company and the Trustees, entered into the Eleventh Assignment of Availability Agreement, Consent and Agreement dated as of December 1, 1984 (the "Eleventh Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Third Series Bonds; (iv) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $100,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 15.375% Series due 2000 (the "Fourth Series Bonds") issued under the Mortgage, as supplemented by a Sixth Supplemental Indenture, dated as of May 1, 1985 among the Company and the Trustees, entered into the Thirteenth Assignment of Availability Agreement, Consent and Agreement dated as of May 1, 1985 (the "Thirteenth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Fourth Series Bonds; (v) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $300,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 11% Series due 2000 (the "Seventh Series Bonds") issued under the Mortgage, as supplemented by a Ninth Supplemental Indenture, dated as of May 1, 1986 among the Company and the Trustees, entered into the Sixteenth Assignment of Availability Agreement, Consent and Agreement dated as of May 1, 1986 (the "Sixteenth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Seventh Series Bonds; (vi) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $300,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 9 7/8% Series due 1991 (the "Eighth Series Bonds") issued under the Mortgage, as supplemented by a Tenth Supplemental Indenture, dated as of September 1, 1986 among the Company and the Trustees, entered into the Seventeenth Assignment of Availability Agreement, Consent and Agreement dated as of September 1, 1986 (the "Seventeenth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Eighth Series Bonds; (vii) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $250,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 10 1/2% Series due 1996 (the "Ninth Series Bonds") issued under the Mortgage, as supplemented by an Eleventh Supplemental Indenture dated as of September 1, 1986 among the Company and the Trustees, entered into the Eighteenth Assignment of Availability Agreement, Consent and Agreement dated as of September 1, 1986 (the "Eighteenth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Ninth Series Bonds; (viii) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $200,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 11 3/8% Series due 2016 (the "Tenth Series Bonds") issued under the Mortgage, as supplemented by a Twelfth Supplemental Indenture dated as of September 1, 1986 among the Company and the Trustees, entered into the Nineteenth Assignment of Availability Agreement, Consent and Agreement dated as of September 1, 1986 (the "Nineteenth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Tenth Series Bonds; (ix) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $200,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 14% Series due 1994 (the "Eleventh Series Bonds") issued under the Mortgage, as supplemented by a Thirteenth Supplemental Indenture dated as of November 15, 1987 among the Company and the Trustees, entered into the Twentieth Assignment of Availability Agreement, Consent and Agreement dated as of November 15, 1987 (the "Twentieth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Eleventh Series Bonds; (x) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $100,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 14.34% Series due 1992 (the "Twelfth Series Bonds") issued under the Mortgage, as supplemented by a Fourteenth Supplemental Indenture dated as of December 1, 1987 among the Company and the Trustees, entered into the Twenty-first Assignment of Availability Agreement, Consent and Agreement dated as of December 1, 1987 (the "Twenty-first Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Twelfth Series Bonds; (xi) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $45,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 8.40% Series due 2002 (the "Thirteenth Series Bonds") issued under the Mortgage, as supplemented by a Fifteenth Supplemental Indenture dated as of July 1, 1992 among the Company and the Trustees, entered into the Twenty-fourth Assignment of Availability Agreement, Consent and Agreement dated as of July 1, 1992 (the "Twenty-fourth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Thirteenth Series Bonds; (xii) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $105,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 6.12% Series due 1995 (the "Fourteenth Series Bonds") issued under the Mortgage, as supplemented by a Sixteenth Supplemental Indenture dated as of October 1, 1992 among the Company and the Trustees, entered into the Twenty-fifth Assignment of Availability Agreement, Consent and Agreement dated as of October 1, 1992 (the "Twenty-fifth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Fourteenth Series Bonds; (xiii) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $70,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 8.25% Series due 2002 (the "Fifteenth Series Bonds") issued under the Mortgage, as supplemented by a Seventeenth Supplemental Indenture dated as of October 1, 1992 among the Company and the Trustees, entered into a Twenty-sixth Assignment of Availability Agreement, Consent and Agreement dated as of October 1, 1992 (the "Twenty-sixth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Fifteenth Series Bonds; (xiv) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $60,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 6% Series due 1998 (the "Sixteenth Series Bonds") issued under the Mortgage, as supplemented by an Eighteenth Supplemental Indenture dated as of April 1, 1993 among the Company and the Trustees, entered into a Twenty-seventh Assignment of Availability Agreement, Consent and Agreement dated as of April 1, 1993 (the "Twenty-seventh Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Sixteenth Series Bonds; (xv) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $60,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 7-5/8% Series due 1999 (the "Seventeenth Series Bonds") issued under the Mortgage, as supplemented by a Nineteenth Supplemental Indenture dated as of April 1, 1994 among the Company and the Trustees, entered into a Twenty-ninth Assignment of Availability Agreement, Consent and Agreement dated as of April 1, 1994 (the "Twenty-ninth Assignment of Availability Agreement") (also substantially in the form of this Agreement) to secure the Seventeenth Series Bonds; (xvi) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $100,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 7.28% Series due 1999 (the "Eighteenth Series Bonds") issued under the Mortgage, as supplemented by a Twentieth Supplemental Indenture dated as of August 1, 1996 among the Company and the Trustees, entered into the Thirtieth Assignment of Availability Agreement, Consent and Agreement dated as of August 1, 1996 (the "Thirtieth Assignment of Availability Agreement") (also substantially in the form of this Agreement) to secure the Eighteenth Series Bonds; (xvii) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $135,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 7.71% Series due 2001 (the "Nineteenth Series Bonds") issued under the Mortgage, as supplemented by a Twenty-first Supplemental Indenture dated as of August 1, 1996 among the Company and the Trustees, entered into the Thirty-first Assignment of Availability Agreement, Consent and Agreement dated as of August 1, 1996 (the "Thirty-first Assignment of Availability Agreement") (also substantially in the form of this Agreement) to secure the Nineteenth Series Bonds; (xviii) the Company and the Trustees, as trustees for the holders of $70,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 4 7/8% Series due 2007 (the "Twentieth Series Bonds") issued under the Mortgage, as supplemented by a Twenty-second Supplemental Indenture dated as of September 1, 2002 among the Company and the Trustees, entered into the Thirty-fourth Assignment of Availability Agreement, Consent and Agreement dated as of September 1, 2002 which has subsequently been amended by the Amendment to the Thirty-fourth Assignment of Availability Agreement, Consent and Agreement, dated as of December 15, 2005 (as so amended, the "Thirty-fourth Assignment of Availability Agreement") (also substantially in the form of this Agreement) to secure the Twentieth Series Bonds; and (xix) the Company and the Corporate Trustee, as trustee for the holders of $70,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 6.20% Series due 2012 (the "Twenty-first Series Bonds") issued under the Mortgage, as supplemented by a Twenty-third Supplemental Indenture dates as of September 1, 2007 among the Company and the Corporate Trustee, entered into the Thirty-sixth Assignment of Availability Agreement, Consent and Agreement dated as of September 1, 2007 (the "Thirty-sixth Assignment of Availability Agreement").

D. The Original Availability Agreement has been amended by the First Amendment thereto dated as of June 30, 1977, the Second Amendment thereto dated June 15, 1981, the Third Amendment thereto dated June 28, 1984 and the Fourth Amendment thereto dated as of June 1, 1989 (the Original Availability Agreement, as so amended and as it may be further amended and supplemented, is hereinafter referred to as the "Availability Agreement").

E. Unit No. 1 and Unit No. 2 of the Project have been designated by the Company and the System Operating Companies as being subject to the Availability Agreement and as being System Energy Generating Units (as defined in the Availability Agreement) thereunder.

F. The Company, Credit Suisse First Boston Limited, as agent for certain banks (the "Eurodollar Agent"), and said banks (including successors and assignees and such other banks as became party to the Loan Facility as defined below, the "Eurodollar Banks") were parties to the Loan Agreement (the "Original Eurodollar Loan Agreement") dated February 5, 1982 (as amended, the "Loan Facility"). Under the Original Eurodollar Loan Agreement the banks party thereto made loans to the Company in the aggregate principal amount of $315,000,000 and pursuant to the Sixth Assignment of Availability Agreement, Consent and Agreement (substantially in the form of this Assignment) dated as of February 5, 1982 among the Company, the System Operating Companies and the Eurodollar Agent (the "Sixth Assignment of Availability Agreement"), the Company assigned to the Eurodollar Agent (for the benefit of the Eurodollar Banks), as collateral security for the above loans, certain of the Company's rights under the Availability Agreement. The Company, the Eurodollar Agent and the Eurodollar Banks were parties to the First Amendment dated as of February 18, 1983 to the Loan Facility which, among other things, increased the amount of the loans to be made by the Eurodollar Banks to $378,000,000 and pursuant to the Seventh Assignment of Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment) dated as of February 18, 1983 among the Company, the System Operating Companies and the Eurodollar Agent (the "Seventh Assignment of Availability Agreement"), the Company assigned to the Eurodollar Agent (for the benefit of the Eurodollar Banks), as collateral security for such loans, certain of the Company's rights under the Availability Agreement.

G. The Company and Citibank, N.A. (the "Bank") were parties to a letter of credit and reimbursement agreement dated as of December 1, 1983 (the "Series A Reimbursement Agreement"), which provided, among other things, for the issuance by the Bank for the account of the Company of an irrevocable transferable letter of credit in support of the Claiborne County, Mississippi Adjustable/Fixed Rate Pollution Control Revenue Bonds (Middle South Energy, Inc. Project) Series A (the "Series A Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of December 1, 1983 naming Deposit Guaranty National Bank as trustee. Pursuant to the Ninth Assignment of Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment), dated as of December 1, 1983 among the Company, the System Operating Companies, the Bank and Deposit Guaranty National Bank, as trustee (the "Ninth Assignment of Availability Agreement"), the Company assigned to the Bank and Deposit Guaranty National Bank, as trustee, as collateral security for the Company's obligations under the Series A Reimbursement Agreement and the Series A Bonds, certain of the Company's rights under the Availability Agreement.

H. The Company and the Bank were parties to a letter of credit and reimbursement agreement dated as of June 1, 1984 (the "Series B Reimbursement Agreement"), which provided, among other things, for the issuance by the Bank for the account of the Company of an irrevocable transferable letter of credit in support of the Claiborne County, Mississippi Adjustable/Fixed Rate Pollution Control Revenue Bonds (Middle South Energy, Inc. Project) Series B (the "Series B Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of June 1, 1984 naming Deposit Guaranty National Bank as trustee. Pursuant to the Tenth Assignment of Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment), dated as of June 1, 1984 among the Company, the System Operating Companies, the Bank and Deposit Guaranty National Bank, as trustee (the "Tenth Assignment of Availability Agreement"), the Company assigned to the Bank and Deposit Guaranty National Bank, as trustee, as collateral security for the Company's obligations under the Series B Reimbursement Agreement and the Series B Bonds, certain of the Company's rights under the Availability Agreement.

I. The Company, the Bank as a Co-Agent and as Coordinating Agent, and Manufacturers Hanover Trust Company, as a Co-Agent for a group of banks (the "Banks"), were parties to a letter of credit and reimbursement agreement dated as of December 1, 1984 (the "Series C Reimbursement Agreement") which provided, among other things, for the issuance by the Banks for the account of the Company of an irrevocable transferable letter of credit in support of the Claiborne County, Mississippi Adjustable/Fixed Rate Pollution Control Revenue Bonds (Middle South Energy, Inc. Project) Series C (the "Series C Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of December 1, 1984 naming Deposit Guaranty National Bank as trustee. Pursuant to the Twelfth Assignment of Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment), dated as of December 1, 1984 among the Company, the System Operating Companies, the Banks and Deposit Guaranty National Bank, as trustee (the "Twelfth Assignment of Availability Agreement"), the Company assigned to the Banks and Deposit Guaranty National Bank, as trustee, as collateral security for the Company's obligations under the Series C Reimbursement Agreement and the Series C Bonds, certain of the Company's rights under the Availability Agreement.

J. The Company, the System Operating Companies, the Trustees and Deposit Guaranty National Bank, as holder of $47,208,334 aggregate principal amount of the Company's First Mortgage Bonds, Pollution Control Series A (the "Fifth Series Bonds") issued under the Mortgage, as supplemented by a Seventh Supplemental Indenture dated as of June 15, 1985 among the Company and the Trustees, entered into the Fourteenth Assignment of Availability Agreement, Consent and Agreement dated as of June 15, 1985 (the "Fourteenth Assignment of Availability Agreement") (also substantially in the form of this Assignment). The Fifth Series Bonds were issued as security, in part, for the Claiborne County, Mississippi 12 1/2% Pollution Control Revenue Bonds due 2015 (Middle South Energy, Inc. Project) Series D (the "Series D Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of June 15, 1985 naming Deposit Guaranty National Bank as trustee. Pursuant to the Fourteenth Assignment of Availability Agreement, the Company assigned to the Trustees and Deposit Guaranty National Bank, as collateral security for the Company's obligations under the Series D Bonds, certain of the Company's rights under the Availability Agreement.

K. The Company, the System Operating Companies, the Trustees and Deposit Guaranty National Bank, as holder of $95,643,750 aggregate principal amount of the Company's First Mortgage Bonds, Pollution Control Series B (the "Sixth Series Bonds") issued under the Mortgage, as supplemented by an Eighth Supplemental Indenture dated as of May 1, 1986 among the Company and the Trustees, entered into the Fifteenth Assignment of Availability Agreement, Consent and Agreement dated as of May 1, 1986 (the "Fifteenth Assignment of Availability Agreement") (also substantially in the form of this Assignment). The Sixth Series Bonds were issued as security, in part, for the Claiborne County, Mississippi 9 1/2% Pollution Control Revenue Bonds due 2016 (Middle South Energy, Inc. Project) Series E (the "Series E Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of May 1, 1986 naming Deposit Guaranty National Bank as trustee. Pursuant to the Fifteenth Assignment of Availability Agreement, the Company assigned to the Trustees and Deposit Guaranty National Bank, as collateral security for the Company's obligations under the Series E Bonds, certain of the Company's rights under the Availability Agreement.

L. The Company has entered into a sale and leaseback transaction with respect to a portion of its undivided interest in Unit No. 1 and to that end the Company has entered into, among other agreements, (i) Facility Leases Nos. 1 and 2, dated as of December 1, 1988, among Meridian Trust Company (U.S. Bank National Association, successor) and Stephen M. Carta (Mildred F. Smith, successor) (collectively, the "Owner Trustee") as Owner Trustee and the Company, each as supplemented by a separate Lease Supplement No. 1 thereto, each dated as of April 1, 1989, and a separate Lease Supplement No. 2 thereto, each dated as of January 1, 1994, (ii) a Participation Agreement No. 1, dated as of December 1, 1988 among Public Service Resources Corporation ("PSRC") as Owner Participant, the Loan Participants listed therein, GG1A Funding Corporation (GG1C Funding Corporation, successor), as Funding Corporation, the Owner Trustee and the Company pursuant to which PSRC invested $400,000,000 in an undivided interest in Unit No. 1 (which interest was subsequently acquired by Resources Capital Management Corporation from PSRC and subsequently acquired by RCMC I, Inc. (formerly known as RCMC Del., Inc.) from Resources Capital Management Corporation), and a Participation Agreement No. 2, dated as of December 1, 1988 among Lease Management Realty Corporation IV ("LMRC") as Owner Participant, the Loan Participants listed therein, GG1A Funding Corporation (GG1C Funding Corporation, successor), as Funding Corporation, the Owner Trustee and the Company pursuant to which LMRC invested $100,000,000 in an undivided interest in Unit No. 1 (which interest was subsequently acquired by Textron Financial Corporation from LMRC) (the owner participants under all such participation agreements being referred to as the "Owner Participants") and (iii) the Original Reimbursement Agreement which provided, among other things, (x) for the issuance by the funding bank named therein (the "1988 Funding Bank"), for the account of the Company, of irrevocable transferable letters of credit (the "1988 LOCs") to the Owner Participants to secure certain obligations of the Company to the Owner Participants substantially in the form of Exhibit A to the Original Reimbursement Agreement with maximum amounts of $104,000,000, and $26,000,000, respectively, (y) for the reimbursement to such 1988 Funding Bank by the participating banks named therein (the "1988 Participating Banks") for all drafts paid by such 1988 Funding Bank under any 1988 LOC and (z) for the reimbursement by the Company to such 1988 Funding Bank for the benefit of the 1988 Participating Banks of sums equal to all drafts paid by such 1988 Funding Bank under any 1988 LOC. Pursuant to the Twenty-second Assignment of Availability Agreement, Consent and Agreement (substantially in the form of this Assignment), dated as of December 1, 1988 (the "Twenty-second Assignment of Availability Agreement"), the Company assigned to Chemical Bank (the "Administrating Bank"), as collateral security for the Company's obligations under the Reimbursement Agreement, certain of the Company's rights under the Availability Agreement.

M. The Company, the System Operating Companies and the Administrating Bank entered into the Twenty-third Assignment of Availability Agreement, Consent and Agreement (substantially in the form of this Assignment), dated as of January 11, 1991 ("Twenty-third Assignment of Availability Agreement") in connection with the execution and delivery of the First Amendment to Reimbursement Agreement dated as of January 11, 1991 (the "First Amendment to Reimbursement Agreement") (the Reimbursement Agreement, as amended by the First Amendment to Reimbursement Agreement, is herein called the "First Amended Reimbursement Agreement") that provided, among other things, (i) for the issuance by The Bank of Tokyo, Ltd., Los Angeles Agency (the "1991 Funding Bank"), for the account of the Company, of irrevocable transferable letters of credit (the "1991 LOCs") to the Owner Participants to secure certain obligations of the Company to the Owner Participants, such 1991 LOCs to be substantially in the form of Exhibit A to the First Amended Reimbursement Agreement, with maximum amounts of $116,601,440 and $29,150,360, respectively; (ii) for the reimbursement to the Funding Bank by the banks named in the First Amended Reimbursement Agreement (the "Participating Banks") for all drafts paid by the 1991 Funding Bank under any 1991 LOC; and (iii) for the reimbursement by the Company to the 1991 Funding Bank for the benefit of the Participating Banks of sums equal to all drafts paid by the 1991 Funding Bank under any 1991 LOC.

N. The Company, the System Operating Companies and the Administrating Bank entered into the Twenty-eighth Assignment of Availability Agreement, Consent and Agreement (substantially in the form of this Assignment), dated as of December 17, 1993 ("Twenty-eighth Assignment of Availability Agreement") in connection with the execution and delivery of the Second Amendment to Reimbursement Agreement, dated as of December 17, 1993 ("Second Amendment to Reimbursement Agreement") (the First Amended Reimbursement Agreement, as amended by the Second Amendment to Reimbursement Agreement, is herein called the "Second Amended Reimbursement Agreement") that provided, among other things, (i) for the issuance by The Bank of Tokyo, Ltd., Los Angeles Agency (the "1993 Funding Bank"), for the account of the Company, of irrevocable transferable letters of credit (the "1993 LOCs") to the Owner Participants to secure certain obligations of the Company to the Owner Participants, such 1993 LOCs to be substantially in the form of Exhibit A to the Second Amended Reimbursement Agreement with maximum amounts of $132,131,960 and $33,032,990 (subsequently reduced to $32,205,291), respectively; (ii) for the reimbursement to the 1993 Funding Bank by the Participating Banks for all drafts paid by the 1993 Funding Bank under any 1993 LOC; and (iii) for the reimbursement by the Company to the 1993 Funding Bank for the benefit of the Participating Banks of sums equal to all drafts paid by the 1993 Funding Bank under any 1993 LOC.

O. The Company, the System Operating Companies and The Chase Manhattan Bank (as successor by merger with Chemical Bank) Bank entered into the Thirty-second Assignment of Availability Agreement, Consent and Agreement (substantially in the form of this Assignment), dated as of December 27, 1996 ("Thirty-second Assignment of Availability Agreement") in connection with the execution and delivery of the Amended and Restated Reimbursement Agreement, dated as of December 27, 1996 (the "1996 Restated Reimbursement Agreement") that provided, among other things, (i) for the issuance by The Bank of Tokyo, Ltd., Los Angeles Agency (the "1996 Funding Bank"), for the account of the Company, of irrevocable transferable letters of credit (the "1996 LOCs") to the Owner Participants to secure certain obligations of the Company to the Owner Participants, such 1996 LOCs to be substantially in the form of Exhibit A to the 1996 Restated Reimbursement Agreement with maximum amounts of $148,719,125 and $34,946,720, respectively; (ii) for the reimbursement to the 1996 Funding Bank by the Participating Banks for all drafts paid by the 1996 Funding Bank under any 1996 LOC; and (iii) for the reimbursement by the Company to the 1996 Funding Bank for the benefit of the Participating Banks of sums equal to all drafts paid by the 1996 Funding Bank under any 1996 LOC.

P. The Company, the System Operating Companies and The Chase Manhattan Bank entered into the Thirty-third Assignment of Availability Agreement, Consent and Agreement (substantially in the form of this Assignment), dated as of December 20, 1999 ("Thirty-third Assignment of Availability Agreement") in connection with the execution and delivery of the Amended and Restated Reimbursement Agreement, dated as of December 20, 1999 (the "1999 Restated Reimbursement Agreement") that provided, among other things, (i) for the issuance by The Bank of Tokyo, Ltd., Los Angeles Agency (the "1999 Funding Bank"), for the account of the Company, of irrevocable transferable letters of credit (the "1999 LOCs") to the Owner Participants to secure certain obligations of the Company to the Owner Participants, such 1999 LOCs to be substantially in the form of Exhibit A to the 1999 Restated Reimbursement Agreement with maximum amounts of $156,885,464 and $36,061,470, respectively; (ii) for the reimbursement to the 1999 Funding Bank by the Participating Banks for all drafts paid by the 1999 Funding Bank under any 1999 LOC; and (iii) for the reimbursement by the Company to the 1999 Funding Bank for the benefit of the Participating Banks of sums equal to all drafts paid by the 1999 Funding Bank under any 1999 LOC.

Q. On December 22, 2003, the Company terminated and replaced the previously existing Letter of Credit and Reimbursement Agreement among the Company, Union Bank of California, N.A., as administrating bank, and the participating banks named therein dated as of March 3, 2003 (the "2003 Reimbursement Agreement"), with the Reimbursement Agreement, dated as December 22, 2003 (the "December 2003 Reimbursement Agreement"), among the Company, Union Bank of California, N.A., as administrating bank, Union Bank of California, N.A., as funding bank (in such capacity, the "2003 Funding Bank"), and the banks named therein (the "2003 Participating Banks"), to provide for the cancellation of the letters of credit issued in connection with the 2003 Reimbursement Agreement and the issuance of new irrevocable transferable letters of credit (the "New LOCs") by the 2003 Funding Bank to further secure the Owner Participants. The December 2003 Reimbursement Agreement further provides, among other things, (i) for the issuance by the 2003 Funding Bank, for the account of the Company, of irrevocable transferable letters of credit to the Owner Participants to secure certain obligations of the Company to the Owner Participants, such New LOCs to be substantially in the form of Exhibit A to the December 2003 Reimbursement Agreement with maximum amounts of $161,546,191.84 and $36,515,236.09, respectively; (ii) for the reimbursement to the 2003 Funding Bank by the 2003 Participating Banks for all drafts paid by the 2003 Funding Bank under any New LOC; and (iii) for the reimbursement by the Company to the 2003 Funding Bank for the benefit of the 2003 Participating Banks of sums equal to all drafts paid by the 2003 Funding Bank under any New LOC. In connection with the execution and delivery of the December 2003 Reimbursement Agreement, the Company, the System Operating Companies and Union Bank of California, N.A., as administrating bank, entered into the Thirty-fifth Assignment of Availability Agreement, Consent and Agreement (substantially in the form of this Assignment), dated as of December 22, 2003 ("Thirty-fifth Assignment of Availability Agreement"). The Company thereby assigned to Union Bank of California, N.A., as administrating bank under the December 2003 Reimbursement Agreement, as collateral security for the Company's obligations under the December 2003 Reimbursement Agreement certain of the Company's rights under the Availability Agreement.

R. Douglas J. MacInnes resigned as the Individual Trustee and the Company accepted such resignation. Unless and until there shall be appointed a new trustee or successor to the Individual Trustee under the Indenture, all of the right, title and powers of the Trustees under the Indenture, the Availability Agreement or this Assignment, shall devolve upon the Corporate Trustee and its successors alone. The Corporate Trustee shall not be required to appoint a successor to the Individual Trustee under the Indenture unless and until the Corporate Trustee or the Company determines that it is necessary to do so. All references in the Indenture, the Availability Agreement and this Assignment to "Trustees" shall be construed to be references solely to the Corporate Trustee unless and until such time as a successor to the Individual Trustee shall be appointed under the Indenture.

S. The Company seeks to refinance that part of the capital costs related to the Project heretofore financed and, to that end, (i) the Company has entered into an Underwriting Agreement, dated [ ], 20[ ] (the "Underwriting Agreement"), with [ ] and [ ], providing, among other things, for the issue and sale by the Company of $[ ] aggregate principal amount of First Mortgage Bonds, [ ]% Series due 20[ ] (the "[ ] Series Bonds"), to be issued under and secured pursuant to the Indenture as heretofore supplemented and as further supplemented by a [ ] Supplemental Indenture dated as of [ ], 20[ ] (the "[ ] Supplemental Indenture").

T. The Company, by this instrument, wishes to (i) provide for the assignment by the Company to the Trustees of certain of the Company's rights under the Availability Agreement, and (ii) create enforceable rights hereunder in the Trustees, all as hereunder set forth.

U. The System Operating Companies are willing to, and by this instrument do, supplement their undertakings under the Availability Agreement in the same manner as in the Assignments of Availability Agreement.

V. All things necessary to make this Assignment the valid, legally binding and enforceable obligation of each of the parties hereto have been done and performed and the execution and performance hereof in all respects have been authorized and approved by all corporate and shareholder action necessary on the part of each thereof.

NOW, THEREFORE, in consideration of the terms and agreements hereinafter set forth, the parties agree with each other as follows:

ARTICLE I.

Security Assignment and Agreement

1.1  Assignment and Creation of Security Interest. As security for (i) the due and punctual payment of the interest (including, if and to the extent permitted by law, interest on overdue principal, premium and interest) and premium, if any, on, and the principal of, the [ ] Series Bonds (whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise), (ii) the due and punctual payment of all fees and costs, expenses and other amounts which may become payable by the Company under the Indenture which are a charge on the trust estate thereunder which is superior to the charge thereon for the benefit of the [ ] Series Bonds, together in each case, with all costs of collection thereof (all such amounts referred to in the foregoing clauses (i) and (ii) being hereinafter collectively referred to as "Obligations Secured Hereby"), the Company hereby assigns to the Trustees, and creates a security interest in favor of the Trustees, in all of the Company's rights to receive all moneys paid or to be paid to the Company pursuant to Section 4 of the Availability Agreement or advances pursuant to Section 2.2(b) hereof, but only to the extent that such payments or advances are attributable to payments or advances with respect to Unit No. 1 or Unit No. 2, and all other claims, rights (but not obligations or duties), powers, privileges, interests and remedies of the Company, whether arising under the Availability Agreement or this Assignment or by statute or in law or in equity or otherwise, resulting from any failure by any System Operating Company to perform its obligations under the Availability Agreement or this Assignment, but only to the extent that such claims, rights, powers, privileges, interests and remedies relate to Unit No. 1 and Unit No. 2, all to the extent, but only to the extent, required for the payment when due and payable of Obligations Secured Hereby, together in each case with full power and authority, in the name of the Trustees (or either of the Trustees), or the Company as assignor, or otherwise, to demand payment of, enforce, collect, receive and receipt for any and all of the foregoing (the rights, claims, powers, privileges, interests and remedies referred to above being hereinafter sometimes called the "Collateral").

1.2  Other Agreements.

(a)  The Company has not and will not assign the rights assigned in Section 1.1 as security for any indebtedness other than the Obligations Secured Hereby, except as recited and provided in paragraph (b) of this Section 1.2.

(b)  The Company has secured its Indebtedness for Borrowed Money (as defined below) represented by (i) loans made by certain banks referred to in Whereas Clause B hereof by the First, Fourth, Fifth and Eighth Assignments of Availability Agreement, respectively, (ii) the First Series Bonds, the Second Series Bonds, the Third Series Bonds, the Fourth Series Bonds, the Seventh Series Bonds, the Eighth Series Bonds, the Ninth Series Bonds, the Tenth Series Bonds, the Eleventh Series Bonds, the Twelfth Series Bonds, the Thirteenth Series Bonds, the Fourteenth Series Bonds, the Fifteenth Series Bonds, the Sixteenth Series Bonds, the Seventeenth Series Bonds, the Eighteenth Series Bonds, the Nineteenth Series Bonds, the Twentieth Series Bonds and the Twenty-first Series Bonds, as referred to in Whereas Clause C hereof by the Second, Third, Eleventh, Thirteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-first, Twenty-fourth, Twenty-fifth, Twenty-sixth, Twenty-seventh, Twenty-ninth, Thirtieth, Thirty-first, Thirty-fourth and Thirty-sixth Assignments of Availability Agreement, respectively, (iii) loans made by certain banks as referred to in Whereas Clause F hereof by the Sixth and Seventh Assignments of Availability Agreement, respectively, (iv) the obligations under the Series A Reimbursement Agreement referred to in Whereas Clause G hereof by the Ninth Assignment of Availability Agreement, (v) the obligations under the Series B Reimbursement Agreement as referred to in Whereas Clause H hereof by the Tenth Assignment of Availability Agreement, (vi) the obligations under the Series C Reimbursement Agreement as referred to in Whereas Clause I hereof by the Twelfth Assignment of Availability Agreement, (vii) the Fifth Series Bonds as referred to in Whereas Clause J hereof by the Fourteenth Assignment of Availability Agreement, (viii) the Sixth Series Bonds as referred to in Whereas Clause K hereof by the Fifteenth Assignment of Availability Agreement, (ix) the obligations under the Original Reimbursement Agreement as referred to in Whereas Clause L hereof by the Twenty-second Assignment of Availability Agreement, (x) the obligations under the First Amended Reimbursement Agreement as referred to in Whereas Clause M hereof by the Twenty-third Assignment of Availability Agreement, (xi) the obligations under the Second Amended Reimbursement Agreement, as referred to in Whereas Clause N hereof by the Twenty-eighth Assignment of Availability Agreement, (xii) the obligations under the 1996 Restated Reimbursement Agreement, as referred to in Whereas Clause O hereof by the Thirty-second Assignment of Availability Agreement, (xiii) the obligations under the 1999 Restated Reimbursement Agreement, as referred to in Whereas Clause P hereof by the Thirty-third Assignment of Availability Agreement, and (xiv) the obligations under the December 2003 Reimbursement Agreement, as referred to in Whereas Clause Q hereof by the Thirty-fifth Assignment of Availability Agreement, and shall be entitled to secure the interest and premium, if any, on, and the principal of, other Indebtedness for Borrowed Money of the Company issued by the Company to any person (except Entergy or any affiliate of Entergy) to finance the cost of the Project (including, without limitation, Indebtedness outstanding under the Indenture) or to refund (including any successive refundings) any such Indebtedness (including such Indebtedness now outstanding) issued for such purpose, the incurrence of which Indebtedness is at the time permitted by the Indenture (herein, together with such Indebtedness now outstanding, called "Additional Indebtedness"), by entering into an assignment of availability agreement, consent and agreement including, without limitation, the First through Thirty-sixth Assignments of Availability Agreement (each being hereinafter called an "Additional Assignment") with the holders of such Additional Indebtedness or representatives of or trustees for such holders, or both, as the case may be (herein called an "Additional Assignee"). Each Additional Assignment hereafter entered into shall be substantially in the form of this Assignment, except that there shall be substituted in such Additional Assignment appropriate references to the Additional Indebtedness secured thereby, the applicable Additional Assignee and the agreement or instrument under which such Additional Indebtedness is issued in lieu of the references herein to the [ ] Series Bonds, the Trustees and the Indenture, respectively, and such Additional Assignment may contain such other provisions as are not inconsistent with this Assignment and do not adversely affect the rights hereunder of the holders of the [ ] Series Bonds or the Trustees (or either of the Trustees).

(c)  Notwithstanding any provision of this Assignment to the contrary, or any priority in time of creation, attachment or perfection of a security interest, pledge or lien by the Trustees, or any provision of or filing or recording under the Uniform Commercial Code or any other applicable law of any jurisdiction, the Trustees agree that the claims of the Trustees hereunder with respect to the Trustees and any security interest, pledge or lien in favor of the Trustees now or hereafter existing in and to the Collateral shall rank pari passu with the claims of each Additional Assignee under the corresponding provisions of the Additional Assignment to which it is a party with respect to the Availability Agreement and any security interest, pledge or lien in favor of such Additional Assignee under such Additional Assignment now or hereafter existing in and to the Collateral, irrespective of the time or times at which prior, concurrent or subsequent Additional Assignments are entered into in accordance with Section 1.2(b) hereof.

1.3  Payments to the Corporate Trustee. The Company agrees that, if and whenever it shall make a demand to a System Operating Company for any payment pursuant to Section 4 of the Availability Agreement or advances pursuant to Section 2.2(b) hereof with respect to Unit No. 1 or Unit No. 2, it will separately identify the respective portions of such payment or advance, if any, required for (i) the payment of Obligations Secured Hereby and (ii) the payment of any other amounts then due and payable in respect of Additional Indebtedness and instruct such System Operating Company (subject to the provisions of Section 1.4 hereof) to pay or cause to be paid the amount so identified as required for the payment of Obligations Secured Hereby directly to the Corporate Trustee. Any payments made by any System Operating Company pursuant to Section 4 of the Availability Agreement or advances pursuant to Section 2.2(b) hereof with respect to Unit No. 1 or Unit No. 2 shall, to the extent necessary to satisfy in full the assignment set forth in Section 1.1 of this Assignment and the corresponding assignments set forth in the Additional Assignments, be made pro rata in proportion to the respective amounts secured by, and then due and owing under, such assignments.

1.4  Payments to the Company. Notwithstanding the provisions of Sections 1.1 and 1.3, unless and until the Corporate Trustee shall have given written notice to the System Operating Companies of the occurrence and continuance of any Default (as defined in the Indenture), all moneys paid or to be paid to the Company pursuant to Section 4 of the Availability Agreement or advanced pursuant to Section 2.2(b) hereof with respect to Unit No. 1 and Unit No. 2 shall be paid or advanced directly to the Company and the Company need not separately identify the respective portions of payments or advances as provided in Section 1.3 hereof, provided that notice as to the amount of any such payments or advances shall be given by the Company to the Corporate Trustee simultaneously with the demand by the Company for any such payments or advances. If the Corporate Trustee shall have duly notified the System Operating Companies of the occurrence of any such Default, such payments or advances shall be made in the manner and in the amounts specified in Section 1.3 hereof until the Corporate Trustee shall by further notice to the System Operating Companies give permission that all such payments or advances may be made again to the Company, such permission being subject to revocation by a subsequent notice pursuant to the first sentence of this Section 1.4. The Corporate Trustee shall give such permission if no such Default continues to exist.

1.5  Definitions. For the purposes of this Assignment, the following terms shall have the following meanings:

(a)  the term "Indebtedness for Borrowed Money" shall mean the principal amount of all indebtedness for borrowed money, secured or unsecured, of the Company then outstanding and shall include, without limitation, the principal amount of all bonds issued by a governmental or industrial development agency or authority in connection with an industrial development revenue bond financing of pollution control facilities constituting part of the Project; and

(b)  the term "Subordinated Indebtedness of the Company" shall mean indebtedness marked on the books of the Company as subordinated and junior in right of payment to the Obligations Secured Hereby (as defined in Section 1.1 hereof) to the extent and in the manner set forth below:

(i) if there shall occur a Default (as defined in the Indenture), then so long as such Default shall be continuing and shall not have been cured or waived, or unless and until all the Obligations Secured Hereby shall have been paid in full in money or money's worth at the time of receipt, no payment of principal, premium, if any, or interest shall be made upon Subordinated Indebtedness of the Company; and

(ii)  in the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or its creditors or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then the Obligations Secured Hereby shall first be paid in full in money or money's worth at the time of receipt, or payment thereof shall have been provided for, before any payment on account of principal, premium, if any, or interest is made upon Subordinated Indebtedness of the Company.

ARTICLE II.

Consent to Assignment by the System Operating
Companies and Other Agreements

2.1  Consent to Assignment by the System Operating Companies.

(a)  Each System Operating Company hereby consents to the assignment under Article I and agrees with the Corporate Trustee to make payments or advances to the Corporate Trustee in the amounts and in the manner specified in Section 1.3 at the Corporate Trustee's address as set forth in Section 6.1 hereof.

(b)  Subject to the provisions of Section 4 of the Availability Agreement and Section 2.2(g) hereof, each System Operating Company agrees that all payments or advances made to the Corporate Trustee or to the Company as contemplated by Sections 1.3 and 1.4 hereof shall be final as between such System Operating Company and the Corporate Trustee or the Company, as the case may be, and that it will not seek to recover from the Corporate Trustee for any reason whatsoever any moneys paid or advanced to the Corporate Trustee by virtue of this Assignment, but the finality of any such payment or advance shall not prevent the recovery of any overpayments or mistaken payments or excess advances or mistaken advances which may be made by such System Operating Company unless a Default (as defined in the Indenture) has occurred and is continuing, in which case any such overpayment or mistaken payment or excess advances or mistaken advances shall not be recoverable but shall constitute Subordinated Indebtedness of the Company to such System Operating Company.

2.2  Other Agreements. Anything in the Availability Agreement to the contrary notwithstanding, it is hereby agreed as follows:

(a)  Regardless of whether any person or persons (other than the System Operating Companies) shall become a Party or Parties (as such terms are defined in the Availability Agreement) to the Availability Agreement, the System Operating Companies shall at all times be obligated to make the payments required pursuant to Section 4 of the Availability Agreement and to make advances pursuant to Section 2.2(b) hereof with respect to Unit No. 1 and Unit No. 2 to the same extent as if the System Operating Companies were the only Parties to the Availability Agreement, except to the extent and only to the extent that such payments or advances are actually made by such person or persons. In the event that any such person shall become a Party to the Availability Agreement, the Company and the System Operating Companies shall cause such person, at the time when such person becomes a Party to the Availability Agreement, to consent by written instrument to the terms and provisions of this Assignment, and thereupon such person shall be bound by all of the terms and provisions of this Assignment (other than the provisions of the preceding sentence) to the same extent as if named a System Operating Company herein. A copy of such written instrument, in form and substance satisfactory to the Corporate Trustee, shall promptly be delivered to the Corporate Trustee together with an opinion of counsel to the effect that such instrument complies with the requirements hereof and constitutes a valid, legally binding obligation of such person.

(b)  In the event and to the extent that any action by any governmental regulatory authority, including, without limitation, the Federal Energy Regulatory Commission or any successor thereto, shall have the effect of prohibiting the System Operating Companies from making any payments which would otherwise be required pursuant to Section 4 of the Availability Agreement (as supplemented hereby) with respect to Unit No. 1 and Unit No. 2, the System Operating Companies shall make advances to the Company at the same time, and in the same amounts as such prohibited payments and all such advances shall constitute Subordinated Indebtedness of the Company.

(c)  Each System Operating Company agrees that (i) all Indebtedness for Borrowed Money of the Company to such System Operating Company and all amounts paid by such System Operating Company pursuant to Section 4 of the Availability Agreement or advanced pursuant to Section 2.2(b) hereof shall constitute Subordinated Indebtedness of the Company and (ii) no such Subordinated Indebtedness of the Company shall be transferred or assigned (including by way of security) to any person (other than to a successor of such System Operating Company by way of merger, consolidation or the acquisition by such person of all or substantially all of such System Operating Company's assets). The Company agrees that it shall duly record all Subordinated Indebtedness of the Company as such on its books.

(d)  No authorization by any governmental regulatory authority being required other than, with respect to the payments pursuant to the provisions of Section 4 of the Availability Agreement, appropriate orders, or the taking of other action, by the Federal Energy Regulatory Commission or any successor thereto as to specific terms and provisions under which power and energy associated therewith available at the Project shall be made available by the Company to the System Operating Companies and pursuant to which the System Operating Companies shall agree to pay the Company for the right to receive such power and the energy associated therewith, each System Operating Company agrees that its duty to make the payments to the Company pursuant to the provisions of Section 4 of the Availability Agreement and the advances pursuant to Section 2.2(b) hereof with respect to Unit No. 1 and Unit No. 2 shall be absolute and unconditional, (a) whether or not such System Operating Company shall have received all authorizations of governmental regulatory authorities necessary at the time to permit such System Operating Company to perform its other duties and obligations hereunder, under the Availability Agreement or under the System Agreement (as defined in the Availability Agreement), (b) whether or not the Company shall have received all authorizations of governmental regulatory authorities necessary at the time to permit the Company to perform its duties and obligations hereunder, under the Availability Agreement or under the System Agreement, (c) whether or not any authorizations referred to in the foregoing clauses (a) and (b) continue, at the time, in effect, (d) whether or not, at any time in question, the Company shall have performed its duties and obligations hereunder, under the Availability Agreement or under the System Agreement, (e) whether or not the System Agreement shall, from time to time, be amended, modified or supplemented or shall be canceled or terminated or such System Operating Company shall have withdrawn therefrom, (f) whether or not the Project shall be maintained in commercial operation, energy from the Project is being produced or delivered or is available (including, without limitation, delivery or availability to such System Operating Company), an abandonment of the Project shall have occurred or the Project shall be in whole or in part destroyed or taken, for any reason whatsoever, (g) whether or not the Company shall be solvent, (h) whether or not the Company or such System Operating Company shall continue to be subsidiary companies of Entergy, (i) regardless of any event of force majeure, and (j) regardless of any other circumstance, happening, condition or event whatsoever, whether or not similar to any of the foregoing.

(e)  In the event that Entergy shall cease to own a majority of the common stock of any System Operating Company, the obligations of such System Operating Company hereunder and under the Availability Agreement shall not be increased by an amendment to or modification of the terms and provisions of the Indenture, the [               ] Supplemental Indenture or the [ ] Series Bonds unless such System Operating Company shall have consented in writing to such amendment or modification.

(f)  The obligations of each System Operating Company under Section 4 of the Availability Agreement and Section 2.2(b) hereof to make the payments or advances specified therein or herein with respect to Unit No. 1 and Unit No. 2 to the Company shall not be subject to any abatement, reduction, limitation, impairment, termination, set-off, defense, counterclaim or recoupment whatsoever or any right to any thereof (including, but not limited to, abatements, reductions, limitations, impairments, terminations, set-offs, defenses, counterclaims and recoupments for or on account of any past, present or future indebtedness of the Company to such System Operating Company or any claim by such System Operating Company against the Company, whether or not arising hereunder, under the Availability Agreement or under the System Agreement and whether or not arising out of any action or nonaction on the part of the Company or the Trustees (or either of them), including any disposition of the Project or any part thereof pursuant to the Indenture, requirements of governmental authorities, actions of judicial receivers or trustees or otherwise and whether or not arising from willful or negligent acts or omissions). The foregoing, however, shall not, subject to the provisions of paragraph (c) of this Section 2.2, affect in any other way any rights and remedies of such System Operating Company with respect to any amounts owed to such System Operating Company by the Company or any such claim by such System Operating Company against the Company. The obligations and liabilities of each System Operating Company hereunder or under the Availability Agreement shall not be released, discharged or in any way affected by any reorganization, arrangement, compromise, composition or plan affecting the Company or any change, waiver, extension, indulgence or other action or omission in respect of any indebtedness or obligation of the Company or such System Operating Company, whether or not the Company or such System Operating Company shall have had any notice or knowledge of any of the foregoing. Neither failure nor delay by the Company or the Trustees (or either of them), or any holder, or representative of any holder of the [ ] Series Bonds to exercise any right or remedy provided herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof, or the exercise of any other right or remedy. Each System Operating Company also hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against such System Operating Company for specific performance of this Assignment or the Availability Agreement by the Company, by the Trustees (or either of them), by the holders of the [ ] Series Bonds or for their benefit by a receiver or trustee appointed for the Company or in respect of all or a substantial part of the Company's assets under the bankruptcy or insolvency law of any jurisdiction to which the Company is or its assets are subject. Anything in this Section 2.2(f) to the contrary notwithstanding, no System Operating Company shall be precluded from asserting as a defense against any claim made against such System Operating Company upon any of its obligations hereunder and under the Availability Agreement that it has fully performed such obligations in accordance with the terms of this Assignment and the Availability Agreement.

(g)  Each System Operating Company shall, subject to the provisions of Section 2.2(c) hereof, be proportionately subrogated to all rights of the Trustees and the holders of the [ ] Series Bonds against the Company in respect of any amounts paid or advanced by such System Operating Company pursuant to the provisions of this Assignment and the Availability Agreement and applied to the payment of the Obligations Secured Hereby. The Trustees agree that they will not deal with the Company, or any security for the [ ] Series Bonds in such a manner as to prejudice such rights of any System Operating Company.

ARTICLE III.

Term

This Assignment shall remain in full force and effect until, and shall terminate and be of no further force and effect after, all Obligations Secured Hereby shall have been paid in full in money or money's worth at the time of receipt; provided that this Assignment shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations Secured Hereby is rescinded or must otherwise be returned by the Trustees upon the insolvency, bankruptcy or reorganization of the Company, any System Operating Company or otherwise, all as though such payment had not been made. It is agreed that all the covenants and undertakings on the part of the System Operating Companies and the Company set forth in this Assignment are exclusively for the benefit of, and may be enforced only by, the Trustees (or either of them), by the holders of the [ ] Series Bonds as provided in the Indenture, or for their benefit by a receiver or trustee for the Company or in respect of all or a substantial part of its assets under the bankruptcy or insolvency law of any jurisdiction to which the Company is or its assets are subject.

ARTICLE IV.

Assignment

Neither this Assignment nor the Availability Agreement nor any interest herein or therein may be assigned, transferred or encumbered by any of the parties hereto or thereto, except transfer or assignment by the Trustees (or either of them) to their respective successors in accordance with Article XVII of the Indenture, except as otherwise provided in Article I hereof and except that

(i)  in the event that any System Operating Company shall consolidate with or merge with or into another corporation or shall transfer to another corporation or other person all or substantially all of its assets, this Assignment and the Availability Agreement shall be transferred by such System Operating Company to and shall be binding upon the corporation resulting from such consolidation or merger or the corporation or other person to which such transfer is made and, as a condition to such consolidation, merger or other transfer, such corporation or other person shall deliver to the Company and the Corporate Trustee a written assumption, in form and substance satisfactory to the Corporate Trustee, of such System Operating Company's obligations and liabilities under this Assignment and the Availability Agreement and an opinion of counsel to the effect that such instrument complies with the requirements hereof and thereof and constitutes a valid, legally binding and enforceable obligation of such corporation or other person; and

(ii)  in the event that the Company shall consolidate with or merge with or into another corporation or shall transfer to another corporation or other person all or substantially all of its assets, this Assignment and the Availability Agreement shall be transferred by the Company to and shall be binding upon the corporation resulting from such consolidation or merger or the corporation or other person to which such transfer is made and, as a condition to such consolidation, merger or other transfer, such corporation or other person shall deliver to the Corporate Trustee a written assumption, in form and substance satisfactory to the Corporate Trustee, of the Company's obligations and liabilities under this Assignment and the Availability Agreement and an opinion of counsel to the effect that such instrument complies with the requirements hereof and thereof and constitutes a valid, legally binding and enforceable obligation of such corporation or other person.

ARTICLE V.

Amendments

5.1  Restrictions on Amendments. Neither this Assignment nor the Availability Agreement may be amended, waived, modified, discharged or otherwise changed orally. This Assignment and the Availability Agreement may be amended, waived, modified, discharged or otherwise changed only by a written instrument which has been signed by all the parties hereto, in the case of this Assignment, or by the persons specified in Section 11 of the Availability Agreement, in the case of the Availability Agreement, and which has been approved by the holders of more than 50% in principal amount of the [ ] Series Bonds Outstanding (as defined in the Indenture) at the time of such consent or which does not materially adversely affect the rights of the Trustees or the holders of the [ ] Series Bonds or which is necessary in order to qualify the Indenture under the Trust Indenture Act of 1939, as contemplated by Section 20.04 of the Mortgage, provided, however, that (i) without the written consent of the holder of all the [ ] Series Bonds affected thereby, no amendment, waiver, modification, discharge or other change in or to this Assignment or the Availability Agreement shall be made which shall change the terms of this Section 5.1 and (ii) no such amendment, waiver, modification, discharge or other change shall be made which shall modify, without the written consent of each of the Trustees, the rights, duties or immunities or the Trustees or either of them.

5.2  The Trustees' Execution. The Trustees shall, at the request of the Company, execute any instrument amending, waiving, modifying, discharging or otherwise changing this Assignment, or any consent to the execution of any instrument amending, waiving, modifying, discharging or otherwise changing the Availability Agreement (a) as to which the Corporate Trustee shall have received an opinion of counsel to the effect that such instrument has been duly authorized by each person executing the same and is permitted by the provisions of Section 5.1 hereof and that this Assignment, or the Availability Agreement, as the case may be, as amended, waived, modified, discharged or otherwise changed by such instrument, constitutes valid, legally binding and enforceable obligations of the Company and each of the System Operating Companies, and (b) which shall have been executed by the Company and each of the System Operating Companies. The Trustees (and each of the Trustees), shall be fully protected in relying upon the aforesaid opinion.

ARTICLE VI.

Notices

6.1  Notices, etc., in Writing. All notices, consents, requests and other documents authorized or permitted to be given pursuant to this Assignment shall be given in writing and either personally served on the party to whom (or an officer of a corporate party) it is given or mailed by registered or certified first-class mail, postage prepaid, or sent by telex or telegram, addressed as follows:

If to System Energy Resources, Inc., to:

Echelon One
1340 Echelon Parkway
Jackson, Mississippi 39213
Attention: Treasurer

If to Entergy Arkansas, Inc., to:

425 West Capitol Avenue
Little Rock, Arkansas 72201
Attention: President

If to Entergy Louisiana, LLC, to:

639 Loyola Avenue
New Orleans, Louisiana 70113
Attention: Treasurer

If to Entergy Mississippi, Inc., to:

308 East Pearl Street
Jackson, Mississippi 39201
Attention: President

If to Entergy New Orleans, Inc., to:

639 Loyola Avenue
New Orleans, Louisiana 70113
Attention: Treasurer

If to the Corporate Trustee, to:

The Bank of New York Mellon Trust Company, N.A.
10161 Centurion Parkway, 2nd Floor
Jacksonville, Florida 32256
Attention: Geraldine Creswell, Assistant Treasurer

with copies to each other party.

6.2  Delivery, etc. Notices, consents, requests and other documents shall be deemed given or served or submitted when delivered or, if mailed as provided in Section 6.1 hereof, on the third day after the day of mailing, or if sent by telex or telegram, 24 hours after the time of dispatch. A party may change its address for the receipt of notices, consents, requests and other documents at any time by giving notice thereof to the other parties. Any notice, consent, request or other document given hereunder may be signed on behalf of any party by any duly authorized representative of that party.

ARTICLE VII.

Enforcement

7.1  Indenture Terms and Conditions. The Trustees (and each of them) enter into and accept this Assignment upon the terms and conditions set forth in Article XVII of the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustees (and each of them) in respect of this Assignment and the trusts hereunder and in respect of any action taken, suffered or omitted to be taken by the Trustees (or either of them) hereunder. Nothing in this Assignment shall affect any right or remedy of the Company or any System Operating Company against the Trustees (or either of them) (other than those specifically waived herein), for breach or violation of any of the obligations or duties of the Trustees assumed or undertaken in this Assignment. Without limiting the generality of the foregoing, the Trustees (and each of them) assume no responsibility as to the validity or enforceability hereof or for the correctness of the recitals of fact contained herein or in the Availability Agreement, which shall be taken as the statements, representations and warranties of the Company and the System Operating Companies.

7.2  Enforcement Action. At any time when a Default under the Indenture has occurred and is continuing, they, it or he may proceed, either in their, its or his own name and as trustees or trustee of an express trust or otherwise, to protect and enforce the rights of the Trustees, or either of them, and those of the Company under this Assignment and the Availability Agreement by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any covenant or agreement contained herein or in the Availability Agreement or otherwise, and whether or not the Company shall have complied with any of the provisions hereof or thereof or proceeded to take any action authorized or permitted under applicable law. Each and every remedy of the Trustees, and each of them shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or under the Indenture or now or hereafter existing at law or in equity or by statute.

7.3  Attorney-in-Fact. The Company hereby constitutes the Trustees (and each of them), with authority to act without the other, its true and lawful attorney, irrevocably, with full power (in such attorney's name or otherwise), at any time when a Default (as defined in the Indenture) has occurred and is continuing, to enforce any of the obligations contained herein or in the Availability Agreement or to take any action or institute any proceedings which to the Trustees (or either of them) may seem necessary or advisable in the premises.

ARTICLE VIII.

Severability

If any provision or provisions of this Assignment shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

ARTICLE IX.

Governing Law

This Assignment and, so long as this Assignment shall be in effect, the Availability Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

ARTICLE X.

Succession

Subject to Article IV hereof, this Assignment and the Availability Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment hereof, or of the Availability Agreement, or of any right to any funds due or to become due under this Assignment or the Availability Agreement shall in any event relieve the Company or any System Operating Company of their respective obligations hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this [ ] Assignment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

ENTERGY ARKANSAS, INC.
ENTERGY LOUISIANA, LLC
ENTERGY MISSISSIPPI, INC.
ENTERGY NEW ORLEANS, INC.
SYSTEM ENERGY RESOURCES, INC.

By:
Name: [                  ]
Title: [                  ]

THE BANK OF NEW YORK MELLON,
 as Corporate Trustee

By:
Name:
Title: